UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2012

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (217) 235-3311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 5, 2012, Consolidated Communications Holdings, Inc. (the “Company”) and SureWest Communications (“SureWest”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for, among other things, (1) a business combination whereby a newly formed California corporation and wholly-owned subsidiary of the Company, will merge with and into SureWest, with SureWest as the surviving entity (the “First Merger”), and (2) a subsequent business combination whereby SureWest will merge with and into a separate, newly formed  California corporation and wholly-owned subsidiary of the Company (“Merger Sub II”), with Merger Sub II as the surviving entity (the “Second Merger” and together with the First Merger, the “Mergers”).  As a result of the Mergers, the separate corporate existence of SureWest will cease, and Merger Sub II will continue as the surviving corporation and a wholly-owned subsidiary of the Company.

At the effective time of the First Merger, SureWest’s shareholders may elect to exchange each share of SureWest common stock for either $23 in cash or shares of Consolidated common stock having an equivalent value based on average trading prices for the 20-day period ending two days before the closing of the acquisition, subject to a collar so that there will be a maximum exchange ratio of 1.40565 shares of Consolidated common stock for each share of SureWest common stock and a minimum of 1.03896 shares of Consolidated common stock for each share of SureWest common stock.  Overall elections are subject to proration so that 50% of the SureWest shares will be exchanged for cash and 50% for stock.  The results of applying the collar and proration provisions are subject to adjustment to ensure the transaction will be treated as a tax-free reorganization for federal income tax purposes.

The Merger Agreement is not subject to any financing contingency.  The Company intends to finance the cash portion of the acquisition price with debt and cash on hand. The Company has obtained a commitment for the financing necessary to complete the transaction from Morgan Stanley Senior Funding, Inc.

The Mergers are subject to approval by the Company’s and SureWest’s stockholders.  In addition, the Mergers are subject to federal and state regulatory approvals as well as other customary closing conditions.

The Company and SureWest have made customary representations, warranties and covenants in the Merger Agreement, including SureWest agreeing not to solicit alternative transactions or, subject to certain exceptions, to enter into discussions concerning, or provide confidential information in connection with, an alternative transaction.  The Merger Agreement contains certain termination rights for both the Company and SureWest, and further provides that, upon termination of the Merger Agreement under certain circumstances, SureWest may be obligated to pay the Company a termination fee of $14,675,000.

Item 7.01.  Regulation FD Disclosure.

On February 6, 2012, the Company and SureWest announced that they had entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition, on February 6, 2012, the Company is making a presentation to investors and analysts, a copy of the written materials for which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Safe Harbor

Any statements other than statements of historical facts, including statements about management’s beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. Words such as “estimate,” “believe,” “anticipate,” “expect,” “intend,” “plan, “target,” “project,” “should,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include the ability of Consolidated Communications Holdings, Inc. (the “Company”) to complete the SureWest acquisition, successfully integrate the operations of SureWest and realize the synergies from the acquisition, as well as a number of other factors related to the businesses of the Company and SureWest, including various risks to stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the current dividend policy; various risks to the price and volatility of the Company’s common stock; the substantial amount of debt and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company’s common stock; changes in the valuation of pension plan assets; restrictions contained in the Company’s debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with the Company’s possible pursuit of acquisitions; economic conditions in the Company’s and SureWest’s service areas; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of the Company’s and SureWest’s network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes on the telecommunications industry; and liability and compliance costs regarding environmental regulations. These and other risks and uncertainties are discussed in more detail in the Company’s and SureWest’s filings with the Securities and Exchange Commission, including our respective reports on Form 10-K and Form 10-Q.

Many of these risks are beyond management’s ability to control or predict. All forward-looking statements attributable to the Company, SureWest or persons acting on behalf of each of them are expressly qualified in their entirety by the cautionary statements and risk factors contained in this communication and the companies’ filings with the Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Prospectus/Proxy Statement

This material is not a substitute for the prospectus/proxy statement the Company and SureWest will file with the Securities and Exchange Commission. Investors in the Company or SureWest are urged to read the prospectus/proxy statement, which will contain important information, including detailed risk factors, when it becomes available. The prospectus/proxy statement and other documents which will be filed by the Company and SureWest with the Securities and Exchange Commission will be available free of charge at the Securities and Exchange Commission’s website, www.sec.gov, or by directing a request when such a filing is made to Consolidated Communications, 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations; or to SureWest Communications, 8150 Industrial Avenue, Building A, Roseville, California 95678, Attention: Investor Relations. A final proxy statement or prospectus/proxy statement will be mailed to the Company’s shareholders and shareholders of SureWest.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

The Company and SureWest, and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2011 annual meeting of shareholders. Information about the directors and executive officers of SureWest is set forth in the proxy statement for SureWest’s 2011 annual meeting of shareholders and SureWest’s Form 10-K for the year ended December 31, 2010. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits
No.	Description
99.1	Press release dated February 6, 2012
99.2	Investor/Analyst Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2012
Consolidated Communications Holdings, Inc.

	By:	/s/ Steven L. Childers

Name: Steven L. Childers Title: Chief Financial Officer

EXHIBIT INDEX

No.	Description
99.1	Press release dated February 6, 2012
99.2	Investor/Analyst Presentation Materials

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